UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 9, 2008

VASCO Data Security International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 South Meyers Road, Suite 210 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

(630) 932-8844

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ITEM 9.01	Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

EXHIBITS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of VASCO Data Security International, Inc. (“VASCO”) amended the compensation to be paid to its three top executive officers, T. Kendall Hunt, Jan Valcke and Clifford K. Bown, during fiscal year 2008. Bonuses for each of the named executive officers depend upon the achievement of certain performance goals by VASCO during 2008.

Cash Compensation

Name of Executive Officer	Position	Base Salary	Bonus (1)	Total Cash Compensation
T. Kendall Hunt	Chief Executive Officer	$ 350,000	$245,000	$595,000
Jan Valcke	President and Chief Operating Officer	310,000 Euros (approx. $456,000)	248,000 Euros (approx. $365,000)	558,000 Euros (approx. $821,000)
Clifford K. Bown	Chief Financial Officer	$275,000	$165,000	$440,000

(1)	Each executive officer’s right to the bonus cash compensation is subject to VASCO’s achievement of an earnings per share goal for fiscal year 2008. Each will receive a percentage of a target bonus based on the percentage of the performance goal achieved by the Company. The amounts in this column reflect 100% bonus payouts. Each will receive 0% bonus if less than 80% of the performance goal is achieved, 50-75% bonus if 80-90% of the performance goal is achieved, 100% bonus if 100% of the performance goal is achieved, and 110-150% bonus if 110-140% of the performance goal is achieved. The bonus paid for performance at a level between stated performance percentages will be interpolated.

Long-Term Incentive Compensation: Economic Value Grants

In addition to each executive officer’s cash compensation, the named executive officers were awarded grants of shares of restricted VASCO common stock and performance-based shares of restricted VASCO common stock on January 9, 2008. The closing price for VASCO common stock on the grant date was $21.90.

Name of Executive Officer	Number of Shares of Restricted Common Stock (1)	Number of Shares of Performance- Based Restricted Common Stock (2)
T. Kendall Hunt	10,610	12,951
Jan Valcke	8,003	9,769
Clifford K. Bown	5,557	6,784

(1)	25% of these shares will vest on each of the first four anniversary dates of the grant, if the executive has been continuously employed by VASCO through the respective anniversary. In the event of the grantee’s death, disability or retirement prior to the vesting of all of the shares, any unvested and unforfeited shares will vest at that time.
(2)	Each executive officer’s right to these performance-based restricted shares is subject to VASCO’s achievement of a cumulative earnings per share goal for the three years ending December 31, 2010 (the “performance period”). The amounts in this column reflect the number of shares that will be received if the Company achieves 100% of the performance goal. Each executive officer will receive 0% of the shares if less than 80% of the performance goal is achieved, 50% of the shares if 80% of the performance goal is achieved, 100% of the shares if 100% of the performance goal is achieved, and 125% of the shares if 140% of the performance goal is achieved. The shares received for performance at a level between stated performance percentages will be interpolated. In the event of the grantee’s death, disability or retirement during the performance period, all of the shares will vest at that time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Award Agreement For Restricted Shares Under the VASCO Data Security International, Inc. 1997 Stock Compensation Plan (time-vesting)

10.2	Form of Award Agreement For Restricted Shares Under the VASCO Data Security International, Inc. 1997 Stock Compensation Plan (performance-based vesting)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2008	VASCO Data Security International, Inc.
(Registrant)

	By:	/s/ T. Kendall Hunt
T. Kendall Hunt
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Award Agreement For Restricted Shares Under the VASCO Data Security International, Inc. 1997 Stock Compensation Plan (time-vesting)

10.2	Form of Award Agreement For Restricted Shares Under the VASCO Data Security International, Inc. 1997 Stock Compensation Plan (performance-based vesting)